EXHIBIT 99.2


Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2004 THIRD QUARTER
                                NET INCOME (LOSS)
                                  ($ MILLIONS)

                                         REPORTED                                                  CORE
                                          INCOME        SIGNIFICANT ITEMS AFFECTING INCOME       EARNINGS
                                       ------------     ----------------------------------     ------------
Oil & Gas                              $      1,003                                            $      1,003

Chemical                                        137                                                     137

Corporate
  Interest expense, net - debt and
   trust preferred distributions                (59)                                                    (59)
  Other                                         (49)                                                    (49)
  Taxes                                        (274)                                                   (274)

                                       ------------     ------------                           ------------
NET INCOME                             $        758     $         --                           $        758
                                       ============     ============                           ============


BASIC EARNINGS PER COMMON SHARE        $       1.91                                            $       1.91
                                       ============                                            ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                               2003 THIRD QUARTER
                                NET INCOME (LOSS)
                                  ($ MILLIONS)

                                         REPORTED                                                  CORE
                                          INCOME        SIGNIFICANT ITEMS AFFECTING INCOME       EARNINGS
                                       ------------     ----------------------------------     ------------
Oil & Gas                              $        660                                            $        660

Chemical                                         61                                                      61

Corporate
  Interest expense, net - debt and
   trust preferred distributions                (71)                                                    (71)
  Other                                         (44)                                                    (44)
  Taxes                                        (160)                                                   (160)

                                       ------------     ------------                           ------------
NET INCOME                             $        446     $         --                           $        446
                                       ============     ============                           ============


BASIC EARNINGS PER COMMON SHARE        $       1.16                                            $       1.16
                                       ============                                            ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                             2004 FIRST NINE MONTHS
                                NET INCOME (LOSS)
                                  ($ MILLIONS)

                                         REPORTED                                                            CORE
                                          INCOME        SIGNIFICANT ITEMS AFFECTING INCOME                 EARNINGS
                                       ------------     ----------------------------------               ------------
Oil & Gas                              $      2,567                                                      $      2,567

Chemical                                        272                                                               272

Corporate
  Interest expense, net - debt and
   trust preferred distributions               (187)              11     Trust pfd redemption charge             (176)
  Other                                        (153)                                                             (153)
  Taxes                                        (673)             (20)    IRS settlement                          (697)
                                                                  (4)    Tax effect of adjustments
                                       ------------     ------------                                     ------------
NET INCOME                             $      1,826     $        (13)                                    $      1,813
                                       ============     ============                                     ============


BASIC EARNINGS PER COMMON SHARE        $       4.63                                                      $       4.60
                                       ============                                                      ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                             2003 FIRST NINE MONTHS
                                NET INCOME (LOSS)
                                  ($ MILLIONS)

                                              REPORTED                                                          CORE
                                               INCOME        SIGNIFICANT ITEMS AFFECTING INCOME               EARNINGS
                                            ------------     ----------------------------------             ------------
Oil & Gas                                   $      2,024                                                    $      2,024

Chemical                                             139                                                             139


Corporate
  Interest expense, net - debt and
   trust preferred distributions                    (270)              61     Debt repayment fee                    (209)
  Other                                             (175)                                                           (175)
  Taxes                                             (505)             (21)    Tax effect of adjustments             (526)

                                            ------------     ------------                                   ------------
Income from continuing operations                  1,213               40                                          1,253
Cumulative effect of accounting                      (68)              68     Cumulative effect of acct               --
changes                                                                          changes
                                            ------------     ------------                                   ------------
NET INCOME                                  $      1,145     $        108                                   $      1,253
                                            ============     ============                                   ============


BASIC EARNINGS PER COMMON SHARE
Income from continuing operations           $       3.17                                                    $       3.27
Cumulative effect of accounting changes            (0.18)                                                             --
                                            ------------                                                    ------------
                                            $       2.99                                                    $       3.27
                                            ============                                                    ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
         ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

PRE-TAX
INCOME / (EXPENSE)                                   THIRD QUARTER                            NINE MONTHS
                                             -----------------------------          ------------------------------
                                                 2004             2003                  2004              2003
                                             ------------     ------------          ------------     -------------
OIL & GAS
 Gain on sale of GOM assets (a)                        --               --                    --                14

CHEMICALS
 Reorganizations / severance                           --               --                    --               (15)
 Chlorine derivatives asset impairment                 --               --                    --                (9)

CORPORATE
 Equity earnings                                       15               (6)                   13               (42)
 Environmental remediation                             --               --                    --               (13)
 Interest expense - early debt                         (5)              --                    (5)                6
  extinguishments - 2004 / consolidation
  of variable interest entity - 2003

(a) Amount shown after-tax

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                          WORLDWIDE EFFECTIVE TAX RATE

                                         ----------------------------------------------          -----------------------------
                                                            QUARTERLY                                     YEAR TO-DATE
                                         ----------------------------------------------          -----------------------------
                                             2004             2004             2003                  2004             2003
REPORTED INCOME                              QTR 3            QTR 2            QTR 3               9 MONTHS         9 MONTHS
                                         ------------     ------------     ------------          ------------     ------------
Oil & Gas (a)                                   1,221              985              799                 3,125            2,436
Chemicals                                         139               88               63                   279              147
Corporate & other                                (108)            (109)            (116)                 (340)            (447)
                                         ------------     ------------     ------------          ------------     ------------
  Pre-tax income                                1,252              964              746                 3,064            2,136

Income tax expense
  Federal and state                               277              213              163                   681              517
  Foreign (included in segments) (a)              217              170              137                   557              406
                                         ------------     ------------     ------------          ------------     ------------
  Total                                           494              383              300                 1,238              923

                                         ------------     ------------     ------------          ------------     ------------
Income from continuing operations                 758              581              446                 1,826            1,213
                                         ============     ============     ============          ============     ============

WORLDWIDE EFFECTIVE TAX RATE                      39%              40%              40%                   40%              43%

                                             2004             2004             2003                  2004             2003
CORE INCOME                                  QTR 3            QTR 2            QTR 3               9 MONTHS         9 MONTHS
                                         ------------     ------------     ------------          ------------     ------------
Oil & Gas (a)                                   1,221              985              799                 3,125            2,436
Chemicals                                         139               88               63                   279              147
Corporate & other                                (108)            (109)            (116)                 (329)            (386)
                                         ------------     ------------     ------------          ------------     ------------
  Pre-tax income                                1,252              964              746                 3,075            2,197

Income tax expense
  Federal and state                               277              213              162                   705              537
  Foreign (included in segments) (a)              217              170              138                   557              407
                                         ------------     ------------     ------------          ------------     ------------
  Total                                           494              383              300                 1,262              944

                                         ------------     ------------     ------------          ------------     ------------
Income from continuing operations                 758              581              446                 1,813            1,253
                                         ============     ============     ============          ============     ============

WORLDWIDE EFFECTIVE TAX RATE                      39%              40%              40%                   41%              43%


(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

                                             2004             2004             2003                  2004             2003
                                             QTR 3            QTR 2            QTR 3               9 MONTHS         9 MONTHS
                                         ------------     ------------     ------------          ------------     ------------
                                                  149              116              104                   382              295

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2004 THIRD QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                           THIRD           SECOND
                                          QUARTER          QUARTER
                                           2004             2004            B / (W)
                                       ------------     ------------     ------------
OIL & GAS                              $      1,003     $        814     $        189
CHEMICAL                                        137               85               52
CORPORATE
  INTEREST EXPENSE, NET - DEBT AND
   TRUST PREFERRED DISTRIBUTIONS                (59)             (60)               1
  OTHER                                         (49)             (49)              --
  TAXES                                        (274)            (209)             (65)
                                       ------------     ------------     ------------
NET INCOME                             $        758     $        581     $        177
                                       ============     ============     ============

BASIC EARNINGS PER COMMON SHARE        $       1.91     $       1.48     $       0.43
                                       ============     ============     ============

WORLDWIDE EFFECTIVE TAX RATE                    39%              40%               1%
                                       ============     ============     ============


================================================================================


                       OCCIDENTAL PETROLEUM
               2004 THIRD QUARTER NET INCOME (LOSS)
                     CORE EARNINGS COMPARISON

                                           THIRD           SECOND
                                          QUARTER          QUARTER
                                           2004             2004            B / (W)
                                       ------------     ------------     ------------
OIL & GAS                              $      1,003     $        814     $        189
CHEMICAL                                        137               85               52
CORPORATE
  INTEREST EXPENSE, NET - DEBT AND
   TRUST PREFERRED DISTRIBUTIONS                (59)             (60)               1
  OTHER                                         (49)             (49)              --
  TAXES                                        (274)            (209)             (65)
                                       ------------     ------------     ------------
NET INCOME                             $        758     $        581     $        177
                                       ============     ============     ============

BASIC EARNINGS PER COMMON SHARE        $       1.91     $       1.48     $       0.43
                                       ============     ============     ============

WORLDWIDE EFFECTIVE TAX RATE                    39%              40%               1%
                                       ============     ============     ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 3rd Quarter                                              $      1,003
2004 2nd Quarter                                                       814
                                                              ------------
                                                              $        189
                                                              ============


Price Variance                                                $        212

Volume/Mix Variance                                                    (21)

Exploration Expense Variance                                             3

All Others                                                              (5)
                                                              ------------
                                      TOTAL VARIANCE          $        189
                                                              ============


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 3rd Quarter                                              $        137
2004 2nd Quarter                                                        85
                                                              ------------
                                                              $         52
                                                              ============


Sales Price                                                   $         55

Sales Volume/Mix                                                        (2)

Operations/Manufacturing                                                (6)

All Others                                                               5
                                                              ------------
                                      TOTAL VARIANCE          $         52
                                                              ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                      2004 THIRD QUARTER NET INCOME (LOSS)
                           REPORTED INCOME COMPARISON

                                                THIRD                 THIRD
                                               QUARTER               QUARTER
                                                2004                  2003                 B / (W)
                                            ------------          ------------          ------------
OIL & GAS                                   $      1,003          $        660          $        343
CHEMICAL                                             137                    61                    76
CORPORATE
  INTEREST EXPENSE, NET - DEBT AND
   TRUST PREFERRED DISTRIBUTIONS                     (59)                  (71)                   12
  OTHER                                              (49)                  (44)                   (5)
  TAXES                                             (274)                 (160)                 (114)
                                            ------------          ------------          ------------
NET INCOME                                  $        758          $        446          $        312
                                            ============          ============          ============

BASIC EARNINGS PER COMMON SHARE             $       1.91          $       1.16          $       0.75
                                            ============          ============          ============

WORLDWIDE EFFECTIVE TAX RATE                         39%                   40%                    1%
                                            ============          ============          ============


================================================================================


                              OCCIDENTAL PETROLEUM
                      2004 THIRD QUARTER NET INCOME (LOSS)
                            CORE EARNINGS COMPARISON

                                                THIRD                 THIRD
                                               QUARTER               QUARTER
                                                2004                  2003                 B / (W)
                                            ------------          ------------          ------------
OIL & GAS                                   $      1,003          $        660          $        343
CHEMICAL                                             137                    61                    76
CORPORATE
  INTEREST EXPENSE, NET - DEBT AND
   TRUST PREFERRED DISTRIBUTIONS                     (59)                  (71)                   12
  OTHER                                              (49)                  (44)                   (5)
  TAXES                                             (274)                 (160)                 (114)
                                            ------------          ------------          ------------
NET INCOME                                  $        758          $        446          $        312
                                            ============          ============          ============

BASIC EARNINGS PER COMMON SHARE             $       1.91          $       1.16          $       0.75
                                            ============          ============          ============

WORLDWIDE EFFECTIVE TAX RATE                         39%                   40%                    1%
                                            ============          ============          ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    OIL & GAS
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 3rd Quarter                                              $      1,003
2003 3rd Quarter                                                       660
                                                              ------------
                                                              $        343
                                                              ============


Price Variance                                                $        451

Volume/Mix Variance                                                    (21)

Exploration Expense Variance                                            --

All Others                                                             (87)
                                                              ------------
                                      TOTAL VARIANCE          $        343
                                                              ============


================================================================================


                              OCCIDENTAL PETROLEUM
                                    CHEMICAL
                         CORE EARNINGS VARIANCE ANALYSIS
                                  ($ MILLIONS)

2004 3rd Quarter                                              $        137
2003 3rd Quarter                                                        61
                                                              ------------
                                                              $         76
                                                              ============


Sales Price                                                   $        112

Sales Volume/Mix                                                        12

Operations/Manufacturing                                               (55) *

All Others                                                               7
                                                              ------------
                                      TOTAL VARIANCE          $         76
                                                              ============

*  Higher energy, feedstock costs and other manufacturing costs

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                                    THIRD QUARTER                           NINE MONTHS
                                                            -----------------------------          -----------------------------
                                                                2004             2003                  2004             2003
                                                            ------------     ------------          ------------     ------------
NET PRODUCTION PER DAY:
  UNITED STATES
    CRUDE OIL AND LIQUIDS (MBL)
                                        California                    77               80                    77               79
                                           Permian                   154              151                   155              150
                                     Horn Mountain                    17               24                    22               19
                                           Hugoton                     3                4                     3                4
                                                            ------------     ------------          ------------     ------------
                                             TOTAL                   251              259                   257              252
    NATURAL GAS (MMCF)
                                        California                   228              248                   235              254
                                           Hugoton                   124              136                   128              141
                                           Permian                   122              134                   131              128
                                     Horn Mountain                    14               16                    15               12
                                                            ------------     ------------          ------------     ------------
                                             TOTAL                   488              534                   509              535
  LATIN AMERICA
    CRUDE OIL (MBL)
                                          Colombia                    38               31                    37               35
                                           Ecuador                    49               27                    46               20
                                                            ------------     ------------          ------------     ------------
                                             TOTAL                    87               58                    83               55
  MIDDLE EAST
    CRUDE OIL (MBL)
                                              Oman                    14               13                    13               12
                                             Qatar                    44               44                    44               47
                                             Yemen                    28               34                    33               36
                                                            ------------     ------------          ------------     ------------
                                             TOTAL                    86               91                    90               95
    NATURAL GAS (MMCF)
                                              Oman                    88               --                    52               --

  OTHER EASTERN HEMISPHERE
    CRUDE OIL (MBL)
                                          Pakistan                     7               10                     8               10
    NATURAL GAS (MMCF)
                                          Pakistan                    73               71                    74               74

BARRELS OF OIL EQUIVALENT (MBOE)
--------------------------------------------------

SUBTOTAL CONSOLIDATED SUBSIDIARIES                                   539              519                   544              514
OTHER INTERESTS
  COLOMBIA - MINORITY INTEREST                                        (4)              (4)                   (5)              (4)
  RUSSIA - OCCIDENTAL NET INTEREST                                    27               30                    29               30
  YEMEN - OCCIDENTAL NET INTEREST                                      1                1                     1                1
                                                            ------------     ------------          ------------     ------------
TOTAL WORLDWIDE PRODUCTION (MBOE)                                    563              546                   569              541
                                                            ============     ============          ============     ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                   THIRD QUARTER                      NINE MONTHS
                                           -----------------------------     -----------------------------
                                               2004             2003             2004             2003
                                           ------------     ------------     ------------     ------------
OIL & GAS:
----------
  PRICES
    UNITED STATES
    Crude Oil ($/BBL)                             40.29            28.24            36.07            28.83
    Natural gas ($/MCF)                            5.87             5.00             5.25             4.93

    LATIN AMERICA
    Crude Oil ($/BBL)                             36.07            25.84            32.00            27.29

    MIDDLE EAST
    Crude Oil ($/BBL)                             37.76            27.14            34.00            27.59
    Natural Gas ($/MCF)                            0.97               --             0.97               --

    OTHER EASTERN HEMISPHERE
    Crude Oil ($/BBL)                             35.44            25.61            32.13            26.49
    Natural Gas ($/MCF)                            2.30             2.13             2.33             1.98

    TOTAL WORLDWIDE
    Crude Oil ($/BBL)                             37.87            26.81            33.78            27.20
    Natural Gas ($/MCF)                            4.77             4.63             4.52             4.55


                                                   THIRD QUARTER                      NINE MONTHS
                                           -----------------------------     -----------------------------
                                               2004             2003             2004             2003
                                           ------------     ------------     ------------     ------------
EXPLORATION EXPENSE
  Domestic                                 $         23     $         25     $         83     $         70
  Latin America                                       1                2                4                8
  Middle East                                         1                6               15               12
  Other Eastern Hemisphere                           12                4               29                4
                                           ------------     ------------     ------------     ------------
                                 TOTAL     $         37     $         37     $        131     $         94
                                           ============     ============     ============     ============

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CHEMICALS
                       VOLUME (M TONS, EXCEPT PVC RESINS)

                                                   THIRD QUARTER                      NINE MONTHS
                                           -----------------------------     -----------------------------
MAJOR PRODUCTS                                 2004             2003             2004             2003
                                           ------------     ------------     ------------     ------------
  Chlorine                                          730              681            2,176            2,031
  Caustic                                           795              697            2,346            2,053
  Ethylene Dichloride                               102              135              324              374
  PVC Resins (millions of pounds)                 1,044            1,009            3,205            2,944


                                    CHEMICALS
                                 PRICES (INDEX)

                                                   THIRD QUARTER                      NINE MONTHS
                                           -----------------------------     -----------------------------
MAJOR PRODUCTS                                 2004             2003             2004             2003
                                           ------------     ------------     ------------     ------------
  Chlorine                                         2.23             1.76             1.94             1.73
  Caustic                                          0.84             0.85             0.72             0.85
  Ethylene Dichloride                              1.64             1.13             1.48             1.18
  PVC Resins                                       1.13             0.88             1.05             0.91

1987 through 1990 average price = 1.00


CHLORINE
--------
OXYCHEM COMMENTARY
------------------

o Chlorine operating rates remained strong throughout the 3rd quarter. Unscheduled chlor-alkali outages were the only source of reduced production within the quarter.

o As contract terms permitted, OxyChem fully implemented the $20 per ton price increase announced in the 2nd quarter.

o OxyChem announced an additional $20 per ton increase to be effective October 1 to most accounts. Other U.S. chlor-alkali producers announced similar increases. Market conditions are expected to remain favorable for the successful implementation of the announced price increase.

o Hurricane Ivan and unscheduled outages in the 3rd quarter combined to further tighten the supply/demand balance. 4th quarter operating rates are expected to remain high as the demand for downstream products continues to be strong.

Investor Relations Supplemental Schedules

[OXY LOGO]


o Order control programs for chlorine are still in effect and are expected to remain so through the 4th quarter for OxyChem and other U.S. producers.

INFLUENCING FACTORS:
--------------------
Avoiding customer shutdowns will remain difficult due to tight chorine supply/demand conditions and scheduled 4th quarter outages. Many large chlorine consumers have been forced to curtail production rates due to lack of chlorine availability. A smaller than expected fall-off in seasonal demand has contributed to the tightening of the supply/demand balance.


CAUSTIC
-------
OXYCHEM COMMENTARY
------------------

o 3rd quarter demand for caustic soda remained strong with sales volumes consistent with those of the 2nd quarter. The organic, bleach and alumina market segments contributed significantly to the strength of the 3rd quarter.

o The order control programs instituted in the 2nd quarter by OxyChem and other U.S. producers continued throughout the 3rd quarter and are expected to remain through the 4th quarter.

o U.S. producers successfully implemented the $95 DST price increase announced in the 2nd quarter. U.S. producers have announced an additional price increase of $110 DST to be implemented in the 4th quarter.

INFLUENCING FACTORS:
--------------------
The supply/demand balance for liquid caustic soda continues to lend support for future price improvement in 2004. Continued strength in the U.S. manufacturing sector is expected to keep liquid caustic soda demand in line with high chlorine industry operating rates.


EDC
---
OXYCHEM COMMENTARY
------------------

o Sky-rocketing ethylene costs in Asia increased 3rd quarter demand for U.S. produced EDC and offset any seasonal pricing pressures. As a result of the increased demand, prices rose rapidly during the quarter.

o The accelerating EDC prices narrowed the gap with VCM and PVC that had developed in the first half of 2004. By the middle of the 3rd quarter, prices for EDC and its downstream products VCM and PVC had gained upward momentum.

Investor Relations Supplemental Schedules

[OXY LOGO]


o EDC availability to China increased in September when Japan experienced a typhoon that damaged several of their VCM facilities.

INFLUENCING FACTORS:
--------------------
The supply/demand balance for EDC in Asia is expected to remain tight. High raw material and energy costs will support continued demand for U.S. produced material. Chlorine availability within the U.S. for EDC production is expected to be limited.


PVC/VCM
-------
OXYCHEM COMMENTARY
------------------

o Strong domestic PVC demand coupled with a robust export market led to a sold out position in the 3rd quarter. The export demand along with PVC plant outages has contributed to a supply/demand position that is balanced to tight on the domestic side.

o Domestic PVC industry operating rates dipped slightly from the 2nd quarter due to outages. VCM and PVC inventories at the producer level declined while PVC levels at pipe producers and distributors remained moderate.

o Strong demand from PVC producers, VCM plant outages and low operating rates at Pemex tightened the VCM supply/demand balance. PVC production was interrupted at some producers due to VCM availability.

o Both the Westlake Geismar and Shintech Addis facilities remain idle. There is some indication that Westlake will attempt to restart the PVC plant at low rates in November.

o Domestic PVC resin prices were flat in July and increased $0.01 per pound in both August and September. An additional increase of $0.01 per pound is expected for November.

INFLUENCING FACTORS:
--------------------
Continued strong demand and pricing to the export market is expected through the 4th quarter, providing support for future price improvements throughout the vinyls chain. However, increases in energy and ethylene costs will offset some of the margin improvement gained in the 3rd quarter.

Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                         SUMMARY OF OPERATING STATISTICS

                                                        THIRD QUARTER                      NINE MONTHS
                                                -----------------------------     -----------------------------
CAPITAL EXPENDITURES ($MM)                          2004             2003             2004             2003
                                                ------------     ------------     ------------     ------------
  Oil & Gas
    California                                  $         87     $         58     $        231     $        155
    Permian                                               81               72              206              187
    Other - U.S.                                          18               11               30               37
    Latin America                                         40               30              123               67
    Middle East                                          191              152              550              376
    Other Eastern Hemisphere                               7                5               28               14
  Chemicals                                               40               27               96              300 (a)
  Corporate                                                3                5                7               15
                                                ------------     ------------     ------------     ------------
                                      TOTAL     $        467     $        360     $      1,271     $      1,151
                                                ============     ============     ============     ============

(a) Includes $180 million for the buyout of a VCM plant lease and $44 million for buyout of railcar leases

                                                        THIRD QUARTER                      NINE MONTHS
DEPRECIATION, DEPLETION &                       -----------------------------     -----------------------------
  AMORTIZATION OF ASSETS ($MM)                      2004             2003             2004             2003
                                                ------------     ------------     ------------     ------------
  Oil & Gas
    Domestic                                    $        153     $        158     $        466     $        481
    Latin America                                         24               15               72               42
    Middle East                                           67               49              201              150
    Other Eastern Hemisphere                              13               12               35               33
  Chemicals                                               61               57              184              149
  Corporate                                                4                4               14               11
                                                ------------     ------------     ------------     ------------
                                      TOTAL     $        322     $        295     $        972     $        866
                                                ============     ============     ============     ============


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


Investor Relations Supplemental Schedules

[OXY LOGO]


                              OCCIDENTAL PETROLEUM
                                    CORPORATE
                                  ($ MILLIONS)

                                                                                  30-SEP-04                31-DEC-03
                                                                               ---------------          ---------------
CAPITALIZATION

Oxy Long-Term Debt (including current maturities)                              $         3,832          $         4,016

Trust Preferred Securities                                                                  --                      453

Subsidiary Preferred Stock                                                                  75                       75

Others                                                                                      26                       26
                                                                               ---------------          ---------------

                                                           TOTAL DEBT          $         3,933          $         4,570
                                                                               ===============          ===============


EQUITY                                                                         $         9,778          $         7,929
                                                                               ===============          ===============

Total Debt To Total Capitalization                                                         29%                      37%
                                                                               ===============          ===============


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


Investor Relations Supplemental Schedules

[OXY LOGO]


     Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


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